Assets Held for Sale	12 Months Ended
Dec. 31, 2012
Assets Held for Sale [Abstract]
Assets Held for Sale
ASSETS HELD FOR SALE
On May 22, 2012, Atlas closed the sale of the headquarters building to 150 Northwest Point, LLC, a Delaware limited liability company. Atlas also leased back one floor of the building after the sale for a 5 year term. As of the year ended December 31, 2011, the property was recorded as a component of assets held for sale on Atlas' statement of financial position.
The total sales price of the property, which was paid in cash, amounted to $14.0 million, less closing costs and related expenses of approximately $633,000. In connection with the sale, the Company also wrote down an accrual of approximately $792,000 held for real-estate taxes. Approximately $830,000 of the sales price was held in escrow for real-estate taxes.
Atlas recognized a gain on the sale of the property of $213,000, which will be deferred and recognized over the 5 year lease term. In the year ended December 31, 2012, Atlas recognized $26,000 as an offset to rent expense. Total rental expense recognized on the headquarters building in the year ended December 31, 2012 was $357,000.
There are two properties located in Alabama which remain for sale. These properties are listed for amounts greater than carried values. Both were assets of Southern United Fire Insurance Company, which was merged into American Service in February 2010.
As of December 31, 2012, Atlas has the following cash obligations related to its lease of its headquarters building.
Lease Commitments Related to Headquarters Building (in '000s)

Year	2013	2014	2015	2016	2017 & Beyond	Total
Amount	$653	$673	$693	$714	$281	$3,014

Atlas assumed a lease for Gateway's headquarters in St. Louis, Missouri as part of the acquisition which took place on January 2, 2013. Atlas has cash obligations of $336,000 per year through February 2017 which are not included in the above table.